                                                                     EXHIBIT 99d


                               POWERTEL USA, INC.



                                    97-30265


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                                    JULY 1997


The Trustee is filing an incomplete Monthly Operating Report due to the lack of complete records. The former officers of PowerTel USA, Inc. have not cooperated with the Trustee by providing the necessary information. The Books and Records are missing. Therefore, it is impossible for the Trustee to file a complete Monthly Operating Report.



                                          /s/ Barry L. Solomon
                                       ----------------------------
                                       BARRY L. SOLOMON, TRUSTEE

                                INCOME STATEMENT
                                 (Accrual Basis)
                                  (Month/Year)
                                      7/97

                                                                       Current                   Year to
                                                                       Month                     Date
                                                                       -----                     ----
         Income                                                        $   8,005.87              $222,828.06
                                                                       ------------              -----------
         Cost of Goods Sold
                  Beginning Inventory                                  $                         $
                                                                       ------------              -----------
                  Inventory Purchases                                  $                         $
                                                                       ------------              -----------
                  Ending inventory                                     $                         $
                                                                       ------------              -----------
                  Total Costs of Goods Sold                            $                         $
                                                                       ------------              -----------
         Operating Expenses
                  Salaries and Wages                                   $                         $
                                                                       ------------              -----------
                  Employee Benefits                                    $                         $
                                                                       ------------              -----------
                  Equipment Lease Payments                             $                         $
                                                                       ------------              -----------
                  Rent                                                 $      78.00              $    231.00
                                                                       ------------              -----------
                  Secured Debt Payments                                $                         $
                                                                       ------------              -----------
                  Utilities                                            $                         $
                                                                       ------------              -----------
                  Telephone                                            $                         $
                                                                       ------------              -----------
                  Repairs & Maintenance                                $                         $  2,710.00
                                                                       ------------              -----------
                  Miscellaneous Office Expense                         $                         $
                                                                       ------------              -----------
                  Advertising                                          $                         $
                                                                       ------------              -----------
                  Travel & Entertainment                               $                         $
                                                                       ------------              -----------
                  Professional Fees                                    $   1,128.75              $  1,128.75
                                                                       ------------              -----------
                  U.S. Trustee Fees                                    $     250.00              $    250.00
                                                                       ------------              -----------
                  Insurance:        Liability                          $                         $
                                                                       ------------              -----------
                                    Property                           $                         $
                                                                       ------------              -----------
                                    Vehicle                            $                         $
                                                                       ------------              -----------
                                    Worker's Compensation              $                         $
                                                                       ------------              -----------
                                    Other _______________              $                         $
                                                                       ------------              -----------
                  Taxes:            Payroll                            $                         $
                                                                       ------------              -----------
                                    Sales                              $                         $
                                                                       ------------              -----------
                                    Income                             $                         $
                                                                       ------------              -----------
                                    Real Property                      $                         $
                                                                       ------------              -----------
                                    Personal Property                  $                         $
                                                                       ------------              -----------
                  Total Operating Expenses                             $   1,456.75              $  4,319.75
                                                                       ------------              -----------
                  Total Profit (Loss) from Operations                  $   6,549.12              $218,508.31
                                                                       ------------              -----------
                  Other Income (Expense)                               $                         $
                                                                       ------------              -----------
                           Gain (Loss) on Sale of Assets               $                         $
                                                                       ------------              -----------
                           Interest Expense                            $                         $
                                                                       ------------              -----------
                           Interest Income                             $     476.11              $    758.14
                                                                       ------------              -----------
                           Dividend Income                             $                         $
                                                                       ------------              -----------
                           Total                                       $     476.11              $    758.14
                                                                       ------------              -----------
                  Total Profit (Loss) for Month                        $     7,025.23            $219,266.45
                                                                       ------------              -----------

                                  (Form No. 2)

                                INCOME STATEMENT
                          SCHEDULE OF PROFESSIONAL FEES

                                                                       Current                   Prepayment
                                                                       Fees                      Balance
                                                                       Accrued                   (If any)
                                                                       -------                   --------
Name of Professional:

         Attorneys:



         Accountants:



         Other:



                                  (Form No. 2)

                               CASH FLOW STATEMENT
                                  (Month/Year)
                                      7/97

                                                                                        Projected
                                                                       Current          for Current
                                                                       Month            Month
                                                                       -----            -----
         Receipts:

                  Sales (Cash Only)                                    $  8,005.87      $
                                                                       -----------      -------------

                  Collections of Accounts Receivable                   $                $
                                                                       -----------      -------------
                  Other Income                                         $    476.11      $
                                                                       -----------      -------------
         Total Receipts                                                $  8,481.98      $
                                                                       -----------      -------------
         Disbursements:

                  Purchases and Inventory                              $                $
                                                                       -----------      -------------
                  Salaries and Wages                                   $                $
                                                                       -----------      -------------
                  Employee Benefits                                    $                $
                                                                       -----------      -------------
                  Equipment Lease Payments                             $                $
                                                                       -----------      -------------
                  Rent                                                 $     78.00      $
                                                                       -----------      -------------
                  Secured Debt Payments                                $                $
                                                                       -----------      -------------
                  Utilities                                            $                $
                                                                       -----------      -------------
                  Telephone                                            $                $
                                                                       -----------      -------------
                  Repairs & Maintenance                                $                $
                                                                       -----------      -------------
                  Miscellaneous Office Expense                         $                $
                                                                       -----------      -------------
                  Advertising                                          $                $
                                                                       -----------      -------------
                  Travel & Entertainment                               $                $
                                                                       -----------      -------------
                  Professional Fees                                    $  1,128.75      $
                                                                       -----------      -------------
                  U.S. Trustee Fees                                    $    250.00      $
                                                                       -----------      -------------
         Insurance:        Liability                                   $                $
                                                                       -----------      -------------
                           Property                                    $                $
                                                                       -----------      -------------
                           Vehicle                                     $                $
                                                                       -----------      -------------
                           Worker's Compensation                       $                $
                                                                       -----------      -------------
                           Other  _________________                    $                $
                                                                       -----------      -------------

         Taxes:            Payroll                                     $                $
                                                                       -----------      -------------
                           Sales                                       $                $
                                                                       -----------      -------------
                           Income                                      $                $
                                                                       -----------      -------------
                           Real Property                               $                $
                                                                       -----------      -------------
                           Personal Property                           $                $
                                                                       -----------      -------------
         Total Disbursements                                           $  1,456.75      $
                                                                       -----------      -------------
         Cash Flow                                                     $  7,025.23      $
                                                                       -----------      -------------


                                  (Form No. 3)

                                 RECAPITULATION
                                      7/97

Balance from Prior Month

         Account                                                        $     76.97
                                                                        -----------
                  Bank:             Chase
                  Branch:           New York
                  Account #:        312731324365

         Account: San Jacino                                            $ 11,911.94
                                                                        -----------
                  Bank:             Chase
                  Branch:           New York
                  Account #:        312750667865

         Stock Sale Account: San Jacinto                                $200,252.31
                                                                        -----------
                  Bank:             Chase
                  Branch:           New York
                  Account #:        312750667866

         San Jacinto Checking       312750667866

Balance to Carry Forward to Next Month:                                 $       .00
                                                                        -----------

            General Account:                                            $     77.13
                                                                        -----------
            Account: San Jacinto                                        $ 17,912.09
                                                                        -----------
Stock Sale  Account: San Jacinto                                        $200,694.98
                                                                        -----------
San Jacinto Checking                                                    $    582.25
                                                                        -----------


                                  (Form No. 3)

                          PROJECTED CASH FLOW STATEMENT
                                  (Month/Year)
                                      7/97


                                                                      Next              Following
                                                                      Month                Month
                                                                      -----                -----
           Projected Receipts:

                  Sales (Cash Only)                                   $                $
                                                                      -----------      ----------
                  Collections of Accounts Receivable                  $                $
                                                                      -----------      ----------
                  Other Income                                        $                $
                                                                      -----------      ----------
           Projected Receipts                                         $                $
                                                                      -----------      ----------
           Projected Disbursements:
                  Purchases and Inventory                             $                $
                                                                      -----------      ----------
                  Salaries and Wages                                  $                $
                                                                      -----------      ----------
                  Employee Benefits                                   $                $
                                                                      -----------      ----------
                  Equipment Lease Payments                            $                $
                                                                      -----------      ----------
                  Rent                                                $                $
                                                                      -----------      ----------
                  Secured Debt Payments                               $                $
                                                                      -----------      ----------
                  Utilities                                           $                $
                                                                      -----------      ----------
                  Telephone                                           $                $
                                                                      -----------      ----------
                  Repairs & Maintenance                               $                $
                                                                      -----------      ----------
                  Misc. Office Expense                                $                $
                                                                      -----------      ----------
                  Advertising                                         $                $
                                                                      -----------      ----------
                  Travel & Entertainment                              $                $
                                                                      -----------      ----------
                  Professional Fees                                   $                $
                                                                      -----------      ----------
                  Depreciation                                        $                $
                                                                      -----------      ----------
                  Insurance:        Liability                         $                $
                                                                      -----------      ----------
                                    Property                          $                $
                                                                      -----------      ----------
                                    Vehicle                           $                $
                                                                      -----------      ----------
                                    Workers' Compensation             $                $
                                                                      -----------      ----------
                                    Other                             $                $
                                                                      -----------      ----------

                  Taxes:            Payroll                           $                $
                                                                      -----------      ----------
                                    Sales                             $                $
                                                                      -----------      ----------
                                    Income                            $                $
                                                                      -----------      ----------
                                    Real Property                     $                $
                                                                      -----------      ----------
                                    Personal Property                 $                $
                                                                      -----------      ----------

           Total Projected Disbursements                              $                $
                                                                      -----------      ----------
           Projected Cash Flow                                        $                $
                                                                      -----------      ----------


                                  (Form No. 4)

                                  BALANCE SHEET
                                  (MONTH/YEAR)
                                      7/97

                                     ASSETS

Current Assets:

         Cash                                                          $  219266.45
                                                                       ------------
                  Accounts Receivable                $
                                                      -----------
                  Allowance for Doubtful
                           Accounts                  $
                  Accounts Receivable (Net)           -----------      $
                                                                       ------------
                  Inventory                                            $
                                                                       ------------
                  Prepaid Expenses                                     $
                                                                       ------------

                  Total Current Assets                                                   $  219266.45
                                                                                         ------------

Property and Equipment (Fair Market Value)

                  Real Property                      $
                                                     ------------
                  Machinery & Equipment              $
                                                     ------------
                  Furniture & Fixtures               $
                                                     ------------
                  Office Equipment                   $
                                                     ------------
                  Leasehold Improvements             $
                                                     ------------
                  Vehicles                           $
                                                     ------------
                  Other ____________________         $
                                                     ------------
                  __________________________         $
                                                     ------------
                  Total Property and Equipment                                           $
                                                                                         ------------
Total Assets:                                                                            $  219266.45
                                                                                         ------------


                                  (Form No. 5)

                                   LIABILITIES
                                      7/97
Postpetition Liabilities (Accrued and Unpaid)

         Salaries and Wages                    $
                                               ------------
         Payroll Taxes                         $
                                               ------------
         Sales Taxes                           $
                                               ------------
         Income Taxes                          $
                                               ------------
         Real Property Taxes                   $
                                               ------------
         Personal Property Taxes               $
                                               ------------
         Accounts Payable                      $
                                               ------------
         Postpetition Real Property            $
                                               ------------
                  Lease Arrearages             $
                                               ------------
         Postpetition Equipment                $
                                               ------------
                  Lease Arrearages             $
                                               ------------
         Accrued Professional Fees             $
                                               ------------
         Other    ____________________         $
                                               ------------
                  ____________________         $
                                               ------------
         Total Postpetition Liabilities                       $        .00
                                                              ------------

Repetition Liabilities

         Priority Debt                         $
                                               ------------
         Secured Debt                          $
                                               ------------
         Unsecured Debt                        $
                                               ------------
         Total Repetition Liabilities                         $        .00
                                                              ------------
Shareholders Equity

         Common Stock                          $
                                               ------------
         Paid-In Capital                       $
                                               ------------
         Retained Earnings                     $  219266.45
                                               ------------
         Total Shareholder's Equity                           $  219266.45
                                                              ------------
         Total Liabilities & Equity                           $  219266.45
                                                              ------------


                                  (Form No. 5)

                              MONTHLY QUESTIONNAIRE

I.       Accounts Payable and Receivable Aging:

         Attach an Accounts Payable and Receivable Aging Schedule, identifying in chronological (or reverse chronological) order every debt which came due after the commencement of the bankruptcy case but has not been paid, and specifying the creditor by name and address, the nature of the debt (e.g., rent, advertising, wages, etc.), the amount owed and the date on which the obligation come due. Provide summary information below for both accounts payable and accounts receivable.

                                 Accounts Payable         Account Receivable
Less than 31 days past due       ________________         __________________
31 to 60 days past due           ________________         __________________
61 to 90 days past due           ________________         __________________
91 to 120 days past due          ________________         __________________
Over 120 days past due           ________________         __________________

II.      Payments to Secured Creditors and Lessors

         Identify every secured creditor and lessor by name and address, and provide the requested information. Where there is a postpetition stipulation or court order governing the creditor's treatment, respond on the basis of that stipulation or order; otherwise, respond on the basis of the prepetition contract or lease.


                                                              Post Petitions
                                                                  Payments
                 Payment          Periodic   Date of        Made              Missed
Creditor Name    Period           Payment    Last
and Address      (mo/week)        Amount     Payment     #        Amt.       #     Amt.
-----------      ---------        ------     -------     -        ----       -     ----


                                  (Form No. 6)

MONTHLY QUESTIONNAIRE
Page 2

III.     Tax Liability

         Gross Payroll Expense for Report Month:              $
                                                              ----------

         Gross Sales Subject to Sales Tax for Report Month:   $
                                                              ----------

                                                                                     Postpetition Taxes
                                            Date              Amount            Due But          Accrued But
                                            Paid              Paid              Not Paid         Not Due
                                            ----              ----              --------         -------
Federal Payroll & Withholding               ______            _______           _________        _________
State Payroll & Withholding                 ______            _______           _________        _________
State Sales & Use                           ______            _______           _________        _________

IV.      Insurance Coverage

                                                                                Policy
                                            Carrier/          Amount of         Expiration       Policy Paid
                                            Agent Name        Coverage          Date             Through Date
                                            ----------        --------          -----            ------------
Worker's Compensation                       __________        ________          __________       ____________
Liability                                   __________        ________          __________       ____________
Fire & Extended Coverage                    __________        ________          __________       ____________
Property                                    __________        ________          __________       ____________
Theft                                       __________        ________          __________       ____________
Vehicle                                     __________        ________          __________       ____________
Life (Beneficiary:                          __________        ________          __________       ____________
_____________________ )
Other (specify):                            __________        ________          __________       ____________

V.       Postpetition Payments

           A. Has the Debtor made any payments outside of the ordinary course of business to any officers, shareholders, directors, other principals or insider-employees or to professionals without specific authorization under a Bankruptcy Court order? ______________

           If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.

           B. Has the Debtor, following the commencement of the bankruptcy case, made any payments on account of prepetition unsecured debts, except as specifically authorized by the Bankruptcy Court? ______________

           If the answer is yes, identify each person paid, the date and amount of such payment(s) and the basis for each such payment.


                                  (Form No. 6)

MONTHLY QUESTIONNAIRE
Page 3

VI.            Narrative

               Provide a brief narrative report of any significant events outside of the ordinary course of business which occurred during the Report Month:

VII.       U.S. Trustee Fees

                  Total                                                                          Total Quarterly
Quarter           Disbursements             Quarterly         Amount            Date             Fees Due But
Ending            During Quarter            Fee               Paid              Paid             Not Paid
------            --------------            ---               ----              ----             --------


DATE SUBMITTED:   08/11/97                                              PAGE: 1

                                     FORM 2
                  ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORD

CASE           :  97-30265 G  POWERTEL USA, INC.     TRUSTEE     :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.  :  84-0897771,                        DEPOSITORY  :  CHEMICAL BANK
DATE FILED     :  02/26/97                           ACCOUNT     :  312731324365 - MONEY MARKET ACCOUNT
PERIOD ENDING  :  07/01/97 - 07/31/97                BOND AMOUNT :  BLANKET BOND

TANS.      {REF #}/                                                                                                    MONEY MARKET
DATE       CHECK #    PAID TO/RECEIVED FROM      DESCRIPTION OF TRANSACTION         MEMO     RECEIPTS   DISBURSEMENTS        BALANCE

             101      KENTON H. BOWERS           SERVICES                           VOIDED              0.00                 76.97
                      78-365 HIGHWAY 111-#157
                      LAQUINTA, CA 92253
07/31/97              THE CHASE MANHATTAN BANK   Interest posting from THE CHASE             0.16                            77.13
                                                 MANHATTAN BANK on 07/31/97;
                                                 Current Interest Rate is 2.6000%


                                                                                             ------    -----                ------
                                                                     ACCOUNT TOTALS:         $77.13    $0.00                $77.13
                                                                     Less Bank Transfers:    $ 0.00    $0.00
                                                                                             ------    -----                ------
                                                                NET RECEIPTS/DISBURSEMENTS:  $77.13    $0.00
                                                                     CASE TOTALS:            $77.13    $0.00
                                                                                                                            $77.13
                                                                     Less Bank Transfers     $ 0.00    $0.00
                                                                                             ------    -----
                                                                NET RECEIPTS/DISBURSEMENTS:  $77.13    $0.00


                                                      Gross Receipts:            $77.13
                                                      Less Payments to Debtor:   $ 0.00
                                                                                 ------
                                                               Net Estate:       $77.13

DATE SUBMITTED:   08/11/97                                              PAGE: 1

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE           :  97-30265A G            SAN JACINTO POWER CORP    TRUSTEE     :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.  :  88-0309701,                                      DEPOSITORY  :  CHEMICAL BANK
DATE FILED     :  02/26/97                                         ACCOUNT     :  312750667865 - MONEY MARKET ACCOUNT
PERIOD ENDING  :  07/01/97 - 07/31/97                              BOND AMOUNT :  BLANKET BOND

TANS.      {REF #}/                                                                                                    MONEY MARKET
DATE       CHECK #   PAID TO/RECEIVED FROM     DESCRIPTION OF TRANSACTION       MEMO      RECEIPTS     DISBURSEMENTS        BALANCE

07/07/97   104       SECURITY PUBLIC STORAGE   BALANCE DUE                                             -39.00             11,872.94
                     39-505 BERKEY DR
                     PALM DESERT, CA 92211
07/09/97             SO CAL EDISON             ACCOUNTS RECEIVABLE                        8,005.87                        19,878.81
07/21/97             To Account #312750667866  TRANSFER FUNDS TO CHECKING                              -500.00*           19,378.81
07/29/97             To Account #312750667866  TRANSFER FUNDS TO CHECKING                              -1,500.00*         17,878.81
07/31/97             THE CHASE MANHATTAN BANK  Interest posting from THE CHASE               33.28                        17,912.09
                                               MANHATTAN BANK on 07/31/97;
                                               Current Interest Rate is 2.6000%


                                                                                        ----------    ----------         ----------
                                                           ACCOUNT TOTALS:              $22,814.09    $-4,902.00         $17,912.09
                                                           Less Bank Transfers:         $     0.00    $-2,000.00
                                                                                        ----------    ----------
                                                           NET RECEIPTS/DISBURSEMENTS:  $22,814.09    $-2,902.00

DATE SUBMITTED:   08/11/97                                              PAGE: 2

                                     FORM 2
                 ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORDS

CASE              :  97-30265A G            SAN JACINTO POWER CORP      TRUSTEE     :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.     :  88-0309701,                                        DEPOSITORY  :  CHEMICAL BANK
DATE FILED        :  02/26/97                                           ACCOUNT     :  312750667866 - CHECKING ACCOUNT
PERIOD ENDING     :  07/01/97 - 07/31/97                                BOND AMOUNT :  BLANKET BOND

TANS.     {REF #}/                                                                                                 CHECKING ACCOUNT
DATE      CHECK #   PAID TO/RECEIVED FROM        DESCRIPTION OF TRANSACTION     MEMO    RECEIPTS   DISBURSEMENTS            BALANCE

07/21/97            From Account #312750667865   TRANSFER FUNDS TO CHECKING             500.00*                              500.00
07/21/97  101       U S TRUSTEES PAYMENT CENTER  2ND QUARTER U S TRUSTEE                           -250.00                   250.00
                    P O  BOX 198246              FEES
                    ATLANTA, GA  30384-8246

07/21/97  102       SECURITY PUBLIC STORAGE      STORAGE FEES                                      - 39.00                   211.00
                    39-505 BERKEY DRI
                    PALM DESERT, CA  92211
07/29/97            From Account #312750667865   TRANSFER FUNDS TO CHECKING             1,500.00*                          1,711.00
07/29/97  103       KENTON H. BOWERS             SERVICES                                          -1,128.75                 582.25
                    78-365 HIGHWAY 111 - #1587
                    LAQUINTA, CA  92253


                                                                                       ---------   ----------               -------
                                                          ACCOUNT TOTALS:              $2,000.00   $-1,417.75               $582.25
                                                          Less Bank Transfers:         $2,000.00   $     0.00
                                                                                       ---------   ----------
                                                          NET RECEIPTS/DISBURSEMENTS:      $0.00   $-1,417.75

DATE SUBMITTED:   08/11/97                                              PAGE: 3

                                     FORM 2
                  ESTATE CASH RECEIPTS AND DISBURSEMENTS RECORD

CASE           :  97-30265A G            SAN JACINTO POWER CORP      TRUSTEE      :  BARRY L. SOLOMON (480141)
TAXPAYER I.D.  :  88-0309701,                                        DEPOSITORY   :  CHEMICAL BANK
DATE FILED     :  02/26/97                                           ACCOUNT      :  312750667866 - MONEY MARKET ACCOUNT
PERIOD ENDING  :  07/01/97 - 07/31/97                                BOND AMOUNT  :  BLANKET BOND

TANS.    {REF #}/                                                                                                      MONEY MARKET
DATE     CHECK #     PAID TO/RECEIVED FROM       DESCRIPTION OF TRANSACTION       MEMO    RECEIPTS    DISBURSEMENTS         BALANCE
07/31/97             THE CHASE MANHATTAN BANK    Interest posting from THE CHASE          442.67                         200,694.98
                                                 MANHATTAN BANK on 07/31/97;
                                                 Current Interest Rate is 2.6000%

                                                                                          -----------  ----------       -----------
                                                           ACCOUNT TOTALS:                $200,694.98  $     0.00       $200,694.98
                                                           Less Bank Transfers:           $      0.00  $     0.00
                                                                                          -----------  ----------
                                                           NET RECEIPTS/DISBURSEMENTS:    $200,694.98  $     0.00
                                                                    CASE TOTALS:          $225,509.07  $-6,319.75       $219.189.32
                                                                    Less Bank Transfers:  $  2,000.00  $-2,000.00
                                                                                          -----------  ----------
                                                           NET Receipts/Disbursements:    $223,509.07  $-4,319.75

                                                  Gross Receipts:           $223.509.07
                                                  Less Payments to Debtor:        $0.00
                                                                            -----------
                                                  Net Estate:               $223,509.07